UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   November 26, 2008

FOUNTAIN HEALTHY AGING, INC.
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(Exact name of registrant as specified in its charter)

Nevada	33-123774	86-1098668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

16461 Sherman Way, Suite 325, Van Nuys, California 91406
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(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (818) 988-0030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 26, 008, the Company received the resignation of Dr. Tony Jimenez as the Chief Executive Office.  Dr. Jimenez will remain as a member of the Board of Directors.  There have been no disagreements between Dr. Jimenez and the Company on any matter relating to its operations, policies or practices.

On November 26, 2008, the Board of Directors appointed Paul Hunston to the Board of Directors of the Company and asked that he serve as the Chief Executive Officer of the Company.  There are no family relationships between Mr. Hunston and any of the executive officers of the Company.  There are no transactions between the Company and Mr. Hunston required to be reported hereunder.  Following is a brief biography for Mr. Hunston.

For the past five years, Mr. Hunston has served as the Chief Executive Officer of Atherton Health Limited and its wholly owned subsidiary, Natural Planet.  Atherton Health Limited ("Atherton") is a UK based healthcare services development and management company formed for the purpose of researching, developing, licensing, and commercializing innovative technology.  Natural Planet USA and its sister companies, Natural Planet South Africa, Natural Planet Philippines and Natural Planet Thailand are all subsidiaries of Atherton, and are committed to giving the world access to a better quality of life through the discovery, development and distribution of nutriceutical, cosmeceutical, and pharmaceutical products.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2008, the Company filed a Certificate of Amendment increasing the authorized shares of the Company from 1,000,000,000 shares of common stock to 2,000,000,000 shares of common stock.  The Certificate of Amendment is attached hereto as Exhibit 3.1.

Section 8 – Other Events

Item 8.01 Other Events

On November 26, 2008, the Board of Directors approved a forward split of the Company’s common stock by 2:1, such that each shareholder shall receive (1) new share for each one (1) old share of outstanding issued common stock.  Immediately following the forward-split, the number of shares of the Corporation’s outstanding issued common stock shall be increased from 50,925,000 shares to approximately 101,850,000 shares

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

a)

Financial Statements

None

b)

Exhibits

3.1

Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2008

Fountain Healthy Aging, Inc.

/s/ Paul Hunston

By: Paul Hunston

CEO